UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2013

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Digital Realty Trust, Inc.

On February 19, 2013, we distributed a Notice of Conversion to all holders of record of our outstanding 5.500% Series D Cumulative Convertible Preferred Stock, par value $0.01 per share, or Series D Preferred Stock, regarding our conversion of all outstanding shares of our Series D Preferred Stock into shares of our common stock, par value $0.01 per share, at a conversion rate of 0.6360 shares of common stock per $25.00 liquidation preference. As of February 15, 2013, there were 4,802,180 shares of Series D Preferred Stock outstanding. The conversion will take place and be effective on February 26, 2013. We will not issue fractional shares of common stock upon the conversion of shares of our Series D Preferred Stock. Instead, we will pay the value of such fractional shares in cash in an amount equal to the fractional interest multiplied by the closing sale price per share of our common stock on the New York Stock Exchange on February 25, 2013, the trading day immediately prior to the effective date of the conversion. Pursuant to the terms of the Articles Supplementary governing the Series D Preferred Stock, the holders of shares of Series D Preferred Stock will not be entitled to receive any portion of the dividend accruing on the converted shares from December 31, 2012, which was the last dividend payment date, through the conversion date of February 26, 2013. From the effective date of the conversion date forward, holders of shares of Series D Preferred Stock will have no rights as holders of such shares other than the right to receive 0.6360 shares of common stock per $25.00 liquidation preference and payment for any fractional shares.

The Notice of Conversion and related materials will be mailed on or about February 19, 2013 to holders of record of our Series D Preferred Stock. Questions about the Notice of Conversion and related materials should be directed to American Stock Transfer & Trust Company, LLC, the conversion agent, at (877) 248-6417 or (718) 921-8317; or to Digital Realty Trust, Inc., Four Embarcadero Center, Suite 3200, San Francisco, CA 94111, Attn: Investor Relations, telephone number (415) 738-6500. Requests for additional copies of the materials should be directed to the conversion agent.

Digital Realty Trust, L.P.

In connection with the conversion of the Series D Preferred Stock, on February 26, 2013, Digital Realty Trust, L.P., which we refer to as our operating partnership, will issue to us, upon conversion of all of its outstanding 5.500% Series D Cumulative Convertible Preferred Units, or Series D Preferred Units, a number of its common units equal to the aggregate number of shares of our common stock issued to holders of our Series D Preferred Stock upon conversion of our Series D Preferred Stock. As of February 15, 2013, there were 4,802,180 of our operating partnership’s Series D Preferred Units outstanding, all of which were held by us. Our operating partnership will issue the common units to us as required by the terms of our operating partnership’s Tenth Amended and Restated Agreement of Limited Partnership and, to the extent applicable, in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, based on our status as a publicly traded New York Stock Exchange listed company with over $6 billion in total consolidated assets and as its majority owner and general partner.

Forward-Looking Statements

This report contains forward-looking statements which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially, including statements related to the conversion of our Series D Preferred Stock and Series D Preferred Units. These risks and uncertainties include, among others, the following: the impact of the recent deterioration in global economic, credit and market conditions, including the downgrade of the U.S. government’s credit rating; current local economic conditions in our geographic markets; decreases in information technology spending, including as a result of economic slowdowns or recession; adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges); our dependence upon significant tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; defaults on or non-renewal of leases by tenants; our failure to obtain necessary debt and equity financing; increased interest rates and operating costs; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; financial market fluctuations; changes in foreign currency exchange rates; our inability to manage our growth effectively; difficulty acquiring or operating properties in foreign jurisdictions; our failure to successfully integrate and operate acquired or redeveloped properties or businesses; risks related to joint venture investments, including as a result of our lack of control of such investments; delays or unexpected costs in development or redevelopment of properties; decreased rental rates or increased vacancy rates; increased competition or available supply of data center space; our inability to successfully develop and lease new properties and space held for redevelopment; difficulties in identifying properties to acquire and completing acquisitions; our inability to acquire off-market properties; our inability to comply with the rules and regulations applicable to reporting companies; our failure to maintain our status as a REIT; possible adverse changes to tax laws; restrictions on our ability to engage in certain business activities; environmental uncertainties and risks related to natural disasters; losses in excess of our insurance coverage; changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates. For a further list and description of such risks and uncertainties, see our reports and other filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2012, June 30, 2012 and September 30, 2012. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 19, 2013

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Assistant Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Assistant Secretary